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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                               DECEMBER 29, 2004

                            VORNADO OPERATING COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                    001-14525                  22-3569068
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                 210 ROUTE 4 EAST, PARAMUS, NEW JERSEY 07652
                   (Address of principal executive offices)

      Registrant's telephone number, including area code: (201) 587-7721

       Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR AND ITEM 8.01. OTHER EVENTS.

On December 29, 2004, Vornado Operating Company (the "Company") announced that it filed a Certificate of Dissolution to dissolve, and closed its stock transfer books. Previously, the Company had announced that it expected to pay a liquidating cash distribution of approximately $2.85 per share upon approval of the settlement of a litigation in Delaware. That distribution was expected to consist of approximately $2.00 per share from the assets of the Company and approximately $0.85 per share as a result of the settlement. The settlement hearing took place on December 28th at which the judge determined to postpone his decision until mid-January of 2005. Accordingly, the Company's exchange agent will pay a liquidating cash distribution of $2.00 per share to stockholders upon surrender of their stock certificates and delivery to the exchange agent of any other required documentation. The exchange agent is mailing instructions for surrendering certificates to stockholders and recommends they take no action until they have received and read those instructions. If the settlement is approved in mid-January, the Company expects to distribute the settlement proceeds less the then applicable litigation expenses promptly thereafter.

A copy of the Certificate of Dissolution and the press release issued by the Company on December 29, 2004 regarding the filing of the Certificate of Dissolution are being filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      c.    Exhibits

      The following documents are filed as exhibits to this Current Report on Form 8-K:

            3.1 - Certificate of Dissolution

            99.1 - Press release, dated December 29, 2004
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VORNADO OPERATING COMPANY
                                              (Registrant)

                                        By: /s/ JOSEPH MACNOW
                                            ------------------------------------
                                        Name:   Joseph Macnow
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

Date: December 30, 2004